Exhibit 10.2

Execution Version

SUPPLEMENT NO. 7 dated as of July 27, 2009, to the Guarantee and Collateral Agreement dated as of June 23, 2006 (the “Guarantee and Collateral Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE as administrative agent and collateral agent (in such capacity, the “Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of June 23, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders named therein (the “Lenders”), and Credit Suisse, as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders, as amended by (i) that certain Amendment No. 1, Consent and Agreement dated as of January 25, 2007 and (ii) that certain Assumption Agreement dated as of February 7, 2007.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and the New Subsidiary’s organization number (or equivalent) from its jurisdiction of formation, (b) set forth on Schedule II attached hereto is a true and correct schedule of any and all (i) Equity Interests and debt securities now owned by the New Subsidiary and (ii) Intellectual Property now owned by the New Subsidiary and (c) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth under its signature below.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

ACME AEROSPACE, INC.

By	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Secretary

Address:
c/o TransDigm Inc.
The Tower at Erieview
1301 East 9th Street, Suite 3710
Cleveland, OH 44114
Attn: Gregory Rufus
Facsimile No: (216) 706-2937

Legal Name: ACME AEROSPACE, INC.

Jurisdiction
of Formation: Delaware

Location of Chief
Executive Office:
528 W. 21st Street
Tempe, AZ 85282

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Agent

By	/s/ John Toronto
Name:	John Toronto
Title:	Director

By	/s/ Rianka Mohan
Name:	Rianka Mohan
Title:	Vice President

Schedule I to

Supplement No. 7

to the Guarantee and

Collateral Agreement

LOCATION OF COLLATERAL

Description	Location
All assets pledged pursuant to the terms hereof	Suites 5,6,7 and 8, Roosevelt Tech Center, 528 W. 21 st Street, Tempe, AZ
All assets pledged pursuant to the terms hereof	444 W. 21st Street (Broadway Business Park), Suite 106, Tempe, AZ

JURISDICTION OF FORMATION

Delaware

ORGANIZATION NUMBER (OR EQUIVALENT)

(FROM JURISDICTION OF FORMATION)

N/A

Schedule II to

Supplement No. 7

to the Guarantee and

Collateral Agreement

Pledged Securities of the New Subsidiary

CAPITAL STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests
Acme Aerospace, Inc.	3	TransDigm Inc.	100 shares of common stock	100%

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date
None.

Schedule III to

Supplement No. 7

to the Guarantee and

Collateral Agreement

INTELLECTUAL PROPERTY

PATENTS

Title	Country	Patent No.	Issue Date	Application No.
Battery Terminal Connector	United States of America	5,158,842	27/10/1992	07/858,676
Storage Battery Electrodes With Integral Conductors*	China (People’s Republic)			2006800431256
Storage Battery Electrodes With Integral Conductors*	Germany			1120060029061
Storage Battery Electrodes With Integral Conductors*	India			1032KOLNP2008
Storage Battery Electrodes With Integral Conductors*	Japan			2008-541220
Storage Battery Electrodes With Integral Conductors*	United States of America			11/282,537
Sealed Rechargeable Battery	Canada	2157930	6/12/2005	2157930
Sealed Rechargeable Battery	Japan	3454510	25/07/2003	6-520060
Sealed Rechargeable Battery	United States of America	5,290,640	1/03/1994	08/029,136
Sealed Rechargeable Battery with Stabilizer	Mexico	190889	7/01/1999	9503937
Sealed Rechargeable Battery with Stabilizer	United States of America	5,569,554	29/10/1996	08/306,633
Terminal Structure and Seal	United States of America	5,273,845	28/12/1993	07/931,727

TRADEMARKS

Mark	Country	Reg. No.	Reg. Date.	Serial No.
A [Stylized]	United States of America	1549852	01/08/1989	73685386